                                                                    Exhibit 99.1


www.fnbcorporation.com
----------------------


FOR RELEASE AFTER 5:00 P.M. EST, JANUARY 22, 2004
-------------------------------------------------

DATE:    January 22, 2004


CONTACTS:

MEDIA -  Kathryn Lima
         (724) 981-4318
         (724) 301-6984 (cell)
ANALYSTS/INSTITUTIONAL INVESTORS -
         John Waters
         239-514-2643
         239-272-6495 (cell)
INDIVIDUAL SHAREHOLDERS -
         Shareholder Services, 888-441-4362

                      F.N.B. CORPORATION ANNOUNCES EARNINGS
                      FOR FOURTH QUARTER AND YEAR-END 2003

HERMITAGE, PA, January 22, 2004 - F.N.B. Corporation (NYSE: FNB), a financial services company that offers banking, insurance, wealth management and consumer finance services, today reported net income of $10.3 million, or $0.21 per diluted share, for the fourth quarter of 2003. This compares with $24.1 million, or $0.52 per diluted share, for the fourth quarter of 2002. The fourth quarter 2003 results reflect the impact of the restructuring charges associated with the completion of the Corporation's spin off of its Florida operation. Excluding these after tax restructuring charges of $12.6 million, the results would have been $22.9 million or $0.49 per diluted share.

For the year 2003, net income totaled $58.8 million, or $1.25 per diluted share. This compares with $63.3 million, or $1.35 per diluted share, for 2002. Without merger and restructuring expenses of $.74 per share in 2003 and $0.66 per share in 2002, earnings per share for the year would have been $1.99 and $2.01 respectively.

                                                                         more...

            F.N.B. Corporation Fourth Quarter and Year 2003 Earnings Page 2 of 4

"The completion of the restructuring on January 1 closes another chapter in F.N.B.'s history," said Stephen J. Gurgovits, President and CEO of F.N.B. Corporation. "I hope the financial historians will look back and conclude that our shareholders received a superior return on their investment. In just the past three years, the price of F.N.B stock has increased 95%. This compares very favorably with our banking peers across the country whose median stock price increased 33%."

PRO FORMA FINANCIAL RESULTS
---------------------------

In order to present a clear picture of F.N.B. Corporation's performance as it is structured for 2004, following are the pro forma financial results for the company for the fourth quarter and the year of 2003 without its Florida operation and excluding restructuring and merger related expenses.

In the fourth quarter 2003 F.N.B. Corporation had net income of $12.6 million, or $0.27 per diluted share, compared to the 2003 third quarter of $12.5 million or $0.27 per diluted share. Return on equity (ROE) for the 2003 fourth quarter was 21.6%.

For the year 2003, net income was $55.8 million, or $1.19 per diluted share resulting in a Return on Equity (ROE) of 20.0%.

Net interest income on a tax equivalent basis for the quarter was $42.9 million, compared to $42.1 million in the third quarter. This represents an increase of 1.8%, driven by a widening net interest margin of 4.05% in the fourth quarter, up from 3.99% in the third quarter. The improved net interest income can be attributed to a lower cost of deposits, as well as the third quarter restructuring of our Federal Home Loan Bank (FHLB) portfolio that reduced the cost of borrowed funds. For the year 2003, net interest income on a tax equivalent basis was $174.6 million with a net interest margin of 4.21%.

Non interest income for the quarter was $15.8 million, compared to $17.6 million in the third quarter. The decrease is attributable to lower gains on sales of mortgages and securities,

            F.N.B. Corporation Fourth Quarter and Year 2003 Earnings Page 3 of 4

combined with a seasonal decrease in retail investment sales and insurance commissions. Non interest income for the year was $70.2 million, and represents 29% of total revenue.

Total non interest expenses in the fourth quarter were $35.1 million, compared to $37.1 million in the third quarter. This represents a decline of 5.4% on a linked quarter basis. In addition to realizing the previously announced cost savings, the decrease reflects the reversal of certain performance compensation accruals at year end. The efficiency ratio improved to 58.9% in the fourth quarter from 61.2% in the third quarter. For the year, total non interest expenses were $145.8 million with an efficiency ratio of 58.7%.

Credit quality remained solid during the quarter. As of December 31, 2003, the allowance for loan losses was 1.41% of total loans compared to 1.42% in the third quarter. Non-performing assets were 0.69% of total assets, compared to 0.70% in the third quarter. Annualized net charge-offs in the fourth quarter of 2003 represented 0.59% of average loans, compared to 0.55% for the third quarter. The provision for loan losses for the fourth quarter was $4.8 million and equaled net charge offs.

Shareholders' equity totaled $240.6 million at December 31, 2003 with a leverage capital ratio of 6.0% and tangible capital of 4.5%. Outstanding common shares totaled 46.3 million at year end. Book value per common share was $5.20 per share as of December 31, 2003. Tangible book value per common share as of December 31, 2003, was $4.40.

F.N.B. Corporation begins 2004 optimistic about its ability to perform. In addition to releasing the fourth quarter and year-end performance information, F.N.B. Corporation offers earnings guidance in the range of $1.26 to $1.32 per diluted share for the year of 2004, driven by a stable net interest margin, and an efficiency ratio of 55%. The dividend payout ratio is projected to be in the range of 65 to 75%. We forecast net income in the first quarter, 2004, to be in the range of $0.28 to $0.30 per diluted share.

On December 15, 2003, F.N.B.'s Board of Directors paid a quarterly cash dividend of $0.24 per share on its common stock. This dividend represents a 14.3% increase over the previous year's

            F.N.B. Corporation Fourth Quarter and Year 2003 Earnings Page 4 of 4

fourth quarter dividend. F.N.B. has paid a dividend every year for the past 30 years. In recognition of this exceptional dividend history, Mergent Inc., a provider of global business and financial information, named F.N.B. a "2003 Dividend Achiever," a designation received by fewer than 3% of the more than 10,000 U.S. publicly traded companies reviewed as part of Mergent's annual study.

F.N.B. Corporation will host a conference call on Friday, January 23, 2004, at 10:30 a.m. (Eastern Standard Time) to discuss the fourth quarter results and plans for continued profitability and growth. This conference call will be available by dialing 1-800-346-7359, with the entry code #3044. For those unable to listen to the live call, a replay will be available from January 23, 2004, until 8 p.m. on January 30, 2003, by dialing 1-800-332-6854, with the entry code #3044.

F.N.B. Corporation owns and operates First National Bank of Pennsylvania, First National Trust Company, First National Investment Services Company, F.N.B. Investment Advisors, Inc., First National Insurance Agency, Inc., and Regency Finance Company. F.N.B. Corporation conducts business in Pennsylvania, Ohio, and Tennessee. On December 17, 2003 F.N.B. Corporation began trading of its common shares on the New York Stock Exchange (NYSE) under the symbol FNB.

                                      # # #

This document contains "forward-looking statements" relating to present or future trends or factors affecting the banking industry and specifically the financial operations, markets and products of F.N.B. Corporation. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance or those projected. These include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions are less favorable than expected;
(5) legislative or regulatory changes adversely affect the businesses in which F.N.B. is engaged; or (6) changes in the securities markets. F.N.B. undertakes no obligation to release revisions to these forward-looking statements or to reflect events or circumstances after the date of this release.

F.N.B. CORPORATION (PRO FORMA - POST SPIN)
(UNAUDITED)
(Dollars in thousands, except per share data)
                                                                  2003 (1)                                         FOR THE YEAR
                                               ---------------------------------------------                          ENDED
                                                 FOURTH            Third           Second            First         DECEMBER 31,
Income statements                                QUARTER          Quarter          Quarter          Quarter           2003
-----------------                              -----------      -----------      -----------      -----------      -----------
Interest income - taxable equivalent basis     $    63,411      $    63,883      $    66,199      $    67,676      $   261,169

Interest income                                $    62,931      $    63,291      $    65,514      $    66,961      $   258,697
Interest expense                                    20,543           21,766           22,970           21,291           86,570
                                               -----------      -----------      -----------      -----------      -----------
      Net interest income                           42,388           41,525           42,544           45,670          172,127
Provision for loan losses                            4,840            4,285            3,903            4,127           17,155
                                               -----------      -----------      -----------      -----------      -----------
      Net interest income after provision           37,548           37,240           38,641           41,543          154,972

Service charges                                      8,465            8,643            8,607            8,425           34,140
Insurance commissions and fees                       1,902            2,424            2,426            2,386            9,138
Securities commissions and fees                        880              997            1,084            1,041            4,002
Trust income                                         1,705            1,829            1,994            1,769            7,297
Gain on sale of securities                              62              733              772            2,420            3,987
Gain on sale of mortgage loans                         301              962              818              782            2,863
Other                                                2,479            2,003            2,136            2,147            8,765
                                               -----------      -----------      -----------      -----------      -----------
      Total non-interest income                     15,794           17,591           17,837           18,970           70,192

Salaries and employee benefits                      17,326           19,129           18,987           20,001           75,443
Occupancy and equipment                              6,521            6,818            6,700            6,536           26,575
Amortization of intangibles                            543              543              543              543            2,172
Merger expenses                                       --               --               --               --               --
Other                                               10,719           10,611           10,081           10,209           41,620
                                               -----------      -----------      -----------      -----------      -----------
      Total non-interest expense                    35,109           37,101           36,311           37,289          145,810
                                               -----------      -----------      -----------      -----------      -----------

Income before income taxes                          18,233           17,730           20,167           23,224           79,354
Income taxes                                         5,657            5,192            5,757            6,954           23,560
                                               -----------      -----------      -----------      -----------      -----------
      NET INCOME                               $    12,576      $    12,538      $    14,410      $    16,270      $    55,794
                                               ===========      ===========      ===========      ===========      ===========

     Basic earnings per share                         0.27             0.27             0.31             0.35             1.21
     Diluted earnings per share                       0.27             0.27             0.31             0.35             1.19

Average basic shares outstanding                46,126,779       46,091,404       46,067,008       46,043,113       46,080,966
Average diluted shares outstanding              47,038,550       47,003,985       46,887,760       46,895,439       46,972,863

PERFORMANCE RATIOS
Return on average shareholders' equity               21.73%           21.60%           22.88%           26.40%           20.10%
Return on average assets                              1.09%            1.09%            1.26%            1.52%            1.24%
Net interest margin (FTE)                             4.05%            3.99%            4.12%            4.78%            4.21%
Yield on earning assets (FTE)                         5.99%            6.06%            6.31%            6.97%            6.30%
Efficiency ratio (FTE)                               58.92%           61.23%           58.57%           56.23%           58.68%

Per share amounts and shares outstanding have been restated for the 5% stock dividend declared on April 28, 2003.

(1) The pro forma financial information includes adjustments to reflect amounts which would have occurred had the spin-off occurred on January 1, 2003. Such adjustments include recording of interest income and reduction of interest expenses through the utilization of funds received in connection with the spin-off, recording of intercompany borrowing which was previously eliminated, reduction of goodwill related to the spin-off, the timing of the trust preferred issuance and excluding restructuring charges. Refer to the Form 10Q for the quarter ended September 30, 2003 for further information on these pro forma adjustments.

F.N.B. CORPORATION (PRO FORMA - POST SPIN)
(UNAUDITED)
(Dollars in thousands)                                                 2003 (1)                                 FOR THE YEAR
                                             -------------------------------------------------------------          ENDED
                                               FOURTH           Third            Second           First          DECEMBER 31,
Average balances                              QUARTER          Quarter          Quarter          Quarter            2003
----------------                             ----------       ----------       ----------       ----------       ----------
Total assets                                 $4,581,181       $4,553,981       $4,573,491       $4,345,497       $4,514,462
Earning assets                                4,196,647        4,183,552        4,207,236        3,938,544        4,145,605
Securities                                      927,542          937,230          970,692          726,391          893,451
Loans, net of unearned                        3,268,631        3,247,421        3,227,472        3,221,745        3,249,791
Allowance for loan losses                        46,710           46,932           47,161           47,404           47,049
Intangibles                                      36,732           37,075           40,466           40,768           36,412

Non-interest bearing deposits                   591,402          585,301          574,527          546,038          576,666
Interest bearing deposits                     2,817,591        2,782,317        2,777,208        2,723,678        2,784,422
      Total deposits                          3,408,993        3,367,618        3,351,735        3,269,716        3,361,088
Short-term borrowings                           329,234          372,881          369,709          246,239          322,577
Long-term debt                                  425,671          400,803          413,711          408,701          416,326
Trust preferred securities                      126,737          125,000          125,000          125,000           96,469
Shareholders' equity                            229,562          230,320          252,589          249,921          277,616

ASSET QUALITY DATA
Non-accrual loans                            $   22,449       $   23,633       $   23,605       $   21,404       $   22,449
Restructured loans                                5,719            5,779            6,099            5,975            5,719
                                             ----------       ----------       ----------       ----------       ----------
Non-performing loans                             28,168           29,412           29,704           27,379           28,168
Other real estate owned                           3,109            3,168            2,951            2,567            3,109
                                             ----------       ----------       ----------       ----------       ----------
Non-performing assets                        $   31,277       $   32,580       $   32,655       $   29,946       $   31,277
                                             ==========       ==========       ==========       ==========       ==========

Net loan charge-offs                         $    4,823       $    4,492       $    4,200       $    4,485       $   18,000
Allowance for loan losses                        46,139           46,122           46,330           46,625           46,139

Non-performing loans / total loans                 0.86%            0.90%            0.92%            0.86%            0.86%
Non-performing assets / total assets               0.69%            0.70%            0.70%            0.67%            0.69%
Allowance for loan losses / total loans            1.41%            1.42%            1.43%            1.46%            1.41%
Allowance for loan losses /
     non-performing loans                        163.80%          156.81%          155.97%          170.29%          163.80%
Net loan charge-offs (annualized) /
    average loans                                  0.59%            0.55%            0.52%            0.56%            0.55%

BALANCES AT PERIOD END
Total assets                                 $4,561,274       $4,625,183       $4,644,725       $4,459,197       $4,561,274
Earning assets                                4,174,547        4,210,606        4,239,076        4,053,589        4,174,547
Securities                                      906,563          946,949          971,658          846,585          906,563
Mortgage loans held for sale                      1,435           11,298           26,250           18,387            1,435
Loans, net of unearned                        3,265,397        3,251,499        3,236,283        3,200,819        3,265,397
Goodwill                                         26,441           26,441           26,441           26,441           26,441

Non-interest bearing deposits                   592,740          595,141          582,591          569,237          592,740
Interest bearing deposits                     2,846,715        2,766,483        2,791,290        2,735,425        2,846,715
      Total deposits                          3,439,455        3,361,624        3,373,881        3,304,662        3,439,455
Short-term borrowings                           239,458          456,805          428,913          308,489          239,458
Long-term debt                                  455,942          397,504          399,328          410,087          455,942
Trust preferred securities                      128,866          125,000          125,000          125,000          128,866
Shareholders' equity                            240,608          224,601          263,000          256,230          240,608

Book value per common share                                                                                            5.20
Tangible book value per common share                                                                                   4.40


F.N.B. CORPORATION
(UNAUDITED)
(Dollars in thousands, except per share data)

                                                                                                             FOR THE YEAR
                                                                      2003                                ENDED DECEMBER 31,
                                              -----------------------------------------------------   -------------------------
                                                 FOURTH        Third        Second         First
Income statements                               QUARTER       Quarter       Quarter       Quarter         2003          2002
-----------------                             -----------   -----------   -----------   -----------   -----------   -----------
Interest income - taxable equivalent basis    $   106,351   $   105,628   $   110,239   $   105,796   $   428,014   $   432,509

Interest income                               $   105,327   $   104,485   $   108,991   $   104,510   $   423,313   $   426,784
Interest expense                                   30,812        32,508        35,143        31,373       129,836       145,671
                                              -----------   -----------   -----------   -----------   -----------   -----------
      Net interest income                          74,515        71,977        73,848        73,137       293,477       281,113
Provision for loan losses                           7,512         5,237         5,731         5,859        24,339        19,094
                                              -----------   -----------   -----------   -----------   -----------   -----------
      Net interest income after provision          67,003        66,740        68,117        67,278       269,138       262,019

Service charges                                    12,818        13,514        13,499        12,424        52,255        46,941
Insurance commissions and fees                      8,588         9,285         8,984         8,463        35,320        34,158
Securities commissions and fees                     1,719         1,990         2,180         1,904         7,793         6,617
Trust income                                        2,468         2,530         2,675         2,392        10,065         9,334
Gain on sale of securities                             85           740           874           693         2,392         1,915
Gain on sale of mortgage loans                        937         1,218         3,590         2,708         8,453         6,468
Other                                               3,927         3,355         3,558         3,452        14,292        15,440
                                              -----------   -----------   -----------   -----------   -----------   -----------
      Total non-interest income                    30,542        32,632        35,360        32,036       130,570       120,873

Salaries and employee benefits                     41,626        47,552        38,141        36,767       164,086       135,215
Occupancy and equipment                            13,503        11,996        11,628        10,507        47,634        39,512
Amortization of intangibles                           885           884           848           821         3,438         3,118
Merger expenses                                       221          --            --           1,014         1,235        42,365
Other                                              25,216        40,059        17,226        16,429        98,930        69,234
                                              -----------   -----------   -----------   -----------   -----------   -----------
      Total non-interest expense                   81,451       100,491        67,843        65,538       315,323       289,444

Income before income taxes                         16,094        (1,119)       35,634        33,776        84,385        93,448
Income taxes                                        5,773        (1,603)       10,978        10,448        25,596        30,113
                                              -----------   -----------   -----------   -----------   -----------   -----------
      NET INCOME                              $    10,321   $       484   $    24,656   $    23,328   $    58,789   $    63,335
                                              ===========   ===========   ===========   ===========   ===========   ===========

     Basic earnings per share                        0.21          0.01          0.54          0.51          1.27          1.37
     Diluted earnings per share                      0.21          0.01          0.53          0.50          1.25          1.35

      EARNINGS EXCLUDING MERGER
         AND RESTRUCTURING EXPENSES           $    22,914   $    21,691   $    24,656   $    23,987   $    93,248   $    94,398
                                              ===========   ===========   ===========   ===========   ===========   ===========

     Basic earnings per share                        0.49          0.47          0.54          0.52          2.02          2.05
     Diluted earnings per share                      0.49          0.46          0.53          0.51          1.99          2.01

Average basic shares outstanding               46,126,779    46,091,404    46,067,008    46,043,113    46,080,966    46,012,908
Average diluted shares outstanding             47,038,550    47,003,985    46,887,760    46,895,439    46,972,863    47,073,785

PERFORMANCE RATIOS
Return on average shareholders' equity               6.78%         0.32%        16.13%        15.58%         9.66%        10.97%
Return on average assets                             0.50%         0.02%         1.20%         1.33%         0.74%         0.93%
Net interest margin (FTE)                            4.08%         3.98%         4.11%         4.70%         4.20%         4.70%
Yield on earning assets (FTE)                        5.74%         5.75%         6.03%         6.68%         6.03%         7.09%
Efficiency ratio (FTE)                              75.95%        94.19%        60.65%        60.79%        72.74%        70.23%

PERFORMANCE RATIOS (EARNINGS EXCLUDING
  MERGER AND RESTRUCTURING EXPENSES)
Return on average shareholders' equity              15.04%        14.14%        16.13%        16.02%        15.33%        16.34%
Return on average assets                             1.10%         1.05%         1.20%         1.37%         1.17%         1.39%
Efficiency ratio (FTE)                              59.38%        63.63%        60.65%        59.84%        60.87%        59.84%


Per share amounts and shares outstanding have been restated for the 5% stock dividend declared on April 28, 2003.


F.N.B. CORPORATION
(UNAUDITED)                                                                                                  FOR THE YEAR
(Dollars in thousands)                                              2003                                   ENDED DECEMBER 31,
                                           -------------------------------------------------------     -------------------------
                                            FOURTH          Third          Second         First
Average balances                            QUARTER        Quarter        Quarter        Quarter          2003           2002
----------------                           ----------     ----------     ----------     ----------     ----------     ----------
Total assets                               $8,255,478     $8,190,502     $8,209,473     $7,125,930     $7,947,343     $6,787,724
Earning assets                              7,351,175      7,285,760      7,330,080      6,424,201      7,099,148      6,102,647
Securities                                  1,692,190      1,725,953      1,808,593      1,140,562      1,592,462        950,560
Loans, net of unearned                      5,651,920      5,549,256      5,486,415      5,269,672      5,490,062      5,060,067
Allowance for loan losses                      73,757         73,564         72,584         69,380         72,336         68,513
Intangibles                                   222,329        221,048        216,552        113,012        192,075        102,237

Non-interest bearing deposits               1,031,188      1,024,274      1,019,616        924,765      1,000,210        878,020
Interest bearing deposits                   5,086,498      5,059,984      5,086,476      4,531,764      4,941,816      4,432,846
      Total deposits                        6,117,686      6,084,258      6,106,092      5,456,529      5,942,026      5,310,866
Short-term borrowings                         675,999        672,674        642,171        493,898        621,806        407,407
Long-term debt                                623,648        599,993        616,414        460,424        575,211        385,451
Trust preferred securities                    127,172        125,000        125,000          7,512         96,579           --
Shareholders' equity                          604,312        608,675        613,262        607,358        608,393        577,573

ASSET QUALITY DATA
Non-accrual loans                          $   27,970     $   27,924     $   27,980     $   26,301     $   27,970     $   22,294
Restructured loans                              5,719          5,779          6,099          5,975          5,719          5,915
                                           ----------     ----------     ----------     ----------     ----------     ----------
Non-performing loans                           33,689         33,703         34,079         32,276         33,689         28,209
Other real estate owned                         3,109          4,633          4,592          3,995          3,109          4,729
                                           ----------     ----------     ----------     ----------     ----------     ----------
Non-performing assets                      $   36,798     $   38,336     $   38,671     $   36,271     $   36,798     $   32,938
                                           ==========     ==========     ==========     ==========     ==========     ==========

Net loan charge-offs                       $    5,674     $    4,908     $    4,855     $    5,571     $   21,008     $   17,136
Allowance for loan losses                      74,243         72,405         72,076         71,200         74,243         68,406

Non-performing loans / total loans               0.59%          0.61%          0.61%          0.60%          0.59%          0.54%
Non-performing assets / total assets             0.44%          0.46%          0.47%          0.45%          0.44%          0.46%
Allowance for loan losses / total loans          1.30%          1.30%          1.30%          1.31%          1.30%          1.31%
Allowance for loan losses /
     non-performing loans                      220.38%        214.83%        211.50%        220.60%        220.38%        242.50%
Net loan charge-offs (annualized) /
    average loans                                0.40%          0.35%          0.35%          0.43%          0.38%          0.34%

BALANCES AT PERIOD END
Total assets                               $8,312,438     $8,288,487     $8,266,396     $8,078,010     $8,312,438     $7,090,232
Earning assets                              7,420,410      7,340,091      7,343,728      7,163,593      7,420,410      6,332,623
Securities                                  1,681,897      1,735,711      1,762,240      1,721,512      1,681,897      1,075,183
Mortgage loans held for sale                   16,588         25,071         27,369         18,761         16,588         24,177
Loans, net of unearned                      5,714,779      5,570,578      5,544,317      5,419,087      5,714,779      5,220,504
Goodwill                                      199,939        201,879        193,292        193,312        199,939         88,425

Non-interest bearing deposits               1,044,632      1,034,426      1,043,443      1,027,742      1,044,632        924,090
Interest bearing deposits                   5,114,867      5,063,957      5,071,602      5,039,351      5,114,867      4,502,067
      Total deposits                        6,159,499      6,098,383      6,115,045      6,067,093      6,159,499      5,426,157
Short-term borrowings                         573,507        781,029        713,401        565,945        573,507        515,780
Long-term debt                                705,414        591,600        591,183        615,369        705,414        450,647
Trust preferred securities                    170,104        125,000        125,000        125,000        170,104           --
Shareholders' equity                          605,859        596,787        630,875        608,641        605,859        598,596

Book value per common share                                                                                 13.08          13.61
Tangible book value per common share                                                                         8.31          11.07

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